                                   EXHIBIT 21

                             AS OF FEBRUARY 13, 2001

A TABLE OF THE SUBSIDIARIES OF LIBERTY MEDIA CORPORATION IS SET FORTH BELOW, INDICATING AS TO EACH THE STATE OR JURISDICTION OF ORGANIZATION AND THE NAMES UNDER WHICH SUCH SUBSIDIARIES DO BUSINESS. SUBSIDIARIES NOT INCLUDED IN THE TABLE ARE INACTIVE OR, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                            State
                                                                            of Inc.         Tradenames
                                                                            -------         ----------
          10 Moons at POP, Inc.                                              CA
          103 Todd-AO Estudios S.L.                                          Spain
          450714B.C., Ltd.                                                   Canada
          4MC Company 3, Inc.                                                DE
          4MC Limited                                                        UK
          4MC Radiant, Inc.                                                  DE
          4MC-Burbank, Inc.                                                  DE
          525 Holdings, Inc.                                                 CA
          525 Studios, Inc.                                                  CA
          A.F. Associates, Inc.                                              NJ
          Advanced Audio, LLC                                                GA
          AFA Products Group, Inc.                                           NJ
          American Simulcast Corp.                                           NY
          Americana Television Productions LLC                               CO
          Anderson Video Company                                             DE
          ANI Holdings, Inc.                                                 DE
          ANS Acquisition Sub, Inc.                                          CA
          Aries Pictures LLC                                                 CO
          Ascent Entertainment Group, Inc.                                   DE

                                                                            State
                                                                            of Inc.         Tradenames
                                                                            -------         ----------
          Asia Broadcast Centre Pte. Ltd.                                    Singapore
          Asian Television Advertising,  LLC                                 DE
          Asian Television and Communications International LLC              CO
          Associated American Artists, Inc.                                  NY
          Associated Communications Medical Services, Inc.                   DE
          Associated Communications of Los Angeles, Inc.                     DE
          Associated Communications of Mexico, Inc.                          DE
          Associated Information Services Corporation                        DE
          Associated MDS Corporation                                         DE
          Associated PCN Company
          Associated PCN Corporation                                         DE
          Associated PCN Holding Corporation                                 DE
          Associated SMR, Inc.                                               DE
          Associated VenCap Corporation                                      DE
          Associated Ventures, Inc.                                          DE
          Atlantic Satellite Communications, Inc.                            NJ
          Audio plus Video International, Inc.                               NJ
          Beijing Media Wave Advertising Company, Limited                    China
          BET Film Productions [jv]                                          DE
          BET Movies/STARZ!3, LLC                                            DE
          Bob Magness, Inc.                                                  WY
          Bresnan Communications Poland LLC                                  De
          CABANA Corp.                                                       DE
          Cable Alarms Ltd.                                                  UK
          Cable Camden Limited                                               UK
          Catalina Transmission Corp.                                        DE
          Cathay Television and Communication Company                        CO
          CDP, LLC                                                           CA
          Cinram-POP DVD Center LLC                                          CA

                                                                            State
                                                                            of Inc.         Tradenames
                                                                            -------         ----------
          Clef, Inc.                                                         WI
          Communication Capital Corp.                                        DE
          Company 11 Productions                                             CA
          Company 3 New York, Inc.                                           DE
          Computamatch Limited                                               UK
          Digital Doctors LLC                                                DE
          Digital Magic Company                                              DE
          Digital Sound & Picture, Inc.                                      DE
          DMX Music, Inc.                                                    DE
          DMX-Europe N.V.                                                    Netherlands
          Dry Creek Productions LLC                                          CO
          Encore Asia, Inc.                                                  CO
          Encore Australia Management, Inc.                                  DE
          Encore ICCP Investments LLC                                        CO
          Encore ICCP, Inc.                                                  CO
          Encore International Newco, Inc.                                   CO
          Encore International, Inc.                                         CO
          Encore Media Corporation                                           CO
          Encore QE Programming Corp.                                        CO
          ETC Ingenius Holdings, Inc.                                        DE
          ETC w/tci, Inc.                                                    DE
          FilmCore Editorial Los Angeles LLC                                 CA
          FilmCore Editorial San Francisco LLC                               CA
          Four Media Company (UK) Limited                                    UK
          Four Media Company                                                 DE            Digital Image; Image Laboratory; Method
          Four Media Company Asia PTE Ltd.                                   Singapore
          Group W Broadcast Pte. Ltd.                                        Singapore
          Grupo Holdings, L.L.C.                                             DE

                                                                            State
                                                                            of Inc.         Tradenames
                                                                            -------         ----------
          GWNS Acquisition Sub, Inc.                                         DE
          HyperTV with Livewire, LLC                                         DE
          ICCP, Inc.                                                         CO
          International Cable Channels Partnership, Ltd. [lp]                CO
          International Post Finance Limited                                 DE
          International Post Leasing Limited                                 DE            Audio Plus Video/West
          INtessera Inc.                                                     CO
          IPL 235 CORP.                                                      DE
          KSI, Inc.                                                          DE
          LBTW I, Inc.                                                       CO
          LBTW II, Inc.                                                      CO
          LBTW III, Inc.                                                     CO
          LD Bondnet, Inc.                                                   DE
          LDIG Aloy, Inc.                                                    DE
          LDIG Cars, Inc.                                                    DE
          LDIG Enter, Inc.                                                   DE
          LDIG Film, Inc.                                                    DE
          LDIG Financing LLC                                                 DE
          LDIG Food, Inc.                                                    DE
          LDIG Gamenet, Inc.                                                 DE
          LDIG House, Inc.                                                   DE
          LDIG ICTV Corp.                                                    DE
          LDIG Koz, Inc.                                                     DE
          LDIG Move, Inc.                                                    DE
          LDIG Music Online II, Inc.                                         DE
          LDIG Music Online, Inc.                                            DE
          LDIG NL, Inc.                                                      DE
          LDIG Online Retail, Inc.                                           DE
          LDIG Order, Inc.                                                   DE

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             LDIG OTV, Inc.                                          DE
             LDIG Respond, Inc.                                      DE
             LDIG UGON, Inc.                                         DE
             Liberty Academic Systems Holdings, Inc.                 CO
             Liberty AEG, Inc.                                       DE
             Liberty Aero, LLC                                       DE
             Liberty ANTC, Inc.                                      CO
             Liberty ARC, Inc.                                       DE
             Liberty Argentina, Inc.                                 DE
             Liberty Associated Holdings LLC                         DE
             Liberty Associated Partners, L.P.                       DE
             Liberty Associated, Inc.                                DE
             Liberty Astro, Inc.                                     DE
             Liberty ATCL, Inc.                                      CO
             Liberty Auction Holdings LLC                            DE
             Liberty Auction, Inc.                                   DE
             Liberty Bay, Inc.                                       CO
             Liberty BBandnow Holdings, LLC                          DE
             Liberty BBandnow, Inc.                                  DE
             Liberty BETI, Inc.                                      DE
             Liberty Brasil DTH, LTDA.                               BRZ
             Liberty Brazil DTH, Inc,                                CO
             Liberty Broadcasting, Inc.                              OR
             Liberty Cable Programme Partners, Inc.                  CO
             Liberty Cablevision of Puerto Rico, Inc.                DE
             Liberty Centennial Holdings, Inc.                       DE
             Liberty Challenger, LLC                                 DE
             Liberty CHC, Inc.                                       CO
             Liberty Chile, Inc.                                     Co

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             Liberty Chllo, Inc.                                     DE
             Liberty Citation, Inc.                                  DE
             Liberty CJR, Inc.                                       DE
             Liberty CNBC, Inc.                                      CO
             Liberty CNDT, Inc.                                      DE
             Liberty Court II, Inc.                                  CO
             Liberty Court, Inc.                                     WY
             Liberty Crown, Inc.                                     DE
             Liberty CSG Cash, LLC                                   DE
             Liberty CSG Warrants, LLC                               DE
             Liberty CV, Inc.                                        De
             Liberty CVC, Inc.                                       DE
             Liberty Denver Arena LLC                                DE
             Liberty Digital Health Group, LLC                       CO
             Liberty Digital, Inc.                                   DE
             Liberty Digital, LLC                                    DE
             Liberty Distribution, Inc.                              CO
             Liberty DMX, Inc.                                       CO
             Liberty DS, Inc.                                        DE
             Liberty EMMS, Inc.                                      DE
             Liberty Equator, Inc.                                   DE
             Liberty Europe, Inc.                                    CO
             Liberty EVNT, Inc.                                      DE
             Liberty FA Holdings, Inc.                               DE
             Liberty Finance LLC                                     DE
             Liberty Flex Holdings Limited                           UK
             Liberty Geonet, Inc.                                    DE
             Liberty GI II, Inc.                                     DE
             Liberty GI, Inc.                                        DE

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             Liberty GIC. Inc.                                       CO
             Liberty Global, Inc.                                    DE
             Liberty HG, Inc.                                        DE
             Liberty Holdings Chile, Inc.                            DE
             Liberty Holdings Europe, Inc.                           CO
             Liberty Holdings Japan, Inc.                            CO
             Liberty Home Shop International, Inc.                   CO
             Liberty HSN II, Inc.                                    DE
             Liberty HSN LLC Holdings, Inc.                          DE
             Liberty HSN, Inc.                                       CO
             Liberty IATV Events, Inc.                               DE
             Liberty IATV Holdings, Inc.                             DE
             Liberty IATV, Inc.                                      DE
             Liberty IB, Inc.                                        DE
             Liberty IB2, LLC                                        DE
             Liberty ICOMM, Inc.                                     DE
             Liberty IDTC, Inc.                                      DE
             Liberty IFE, Inc.                                       CO
             Liberty Interactive Technologies, Inc.                  DE
             Liberty International Cable Management, Inc.            CO
             Liberty International Chile, Inc.                       DE
             Liberty International DLA, Inc.                         DE
             Liberty International DTH, Inc.                         CO
             Liberty IP, Inc.                                        DE
             Liberty Ireland AL, Inc.                                DE
             Liberty Ireland CMI Limited                             IRE
             Liberty Ireland Limited Liability Company               UT
             Liberty Ireland, Inc.                                   CO
             Liberty J - Sports, Inc.                                DE

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             Liberty Japan, Inc.                                     DE
             Liberty Java, Inc.                                      CO
             Liberty Jupiter, Inc.                                   DE
             Liberty KASTR Corp.                                     DE
             Liberty KHC, Inc.                                       DE
             Liberty KI, Inc.                                        DE
             Liberty KV Holdings, Inc.                               DE
             Liberty KV Partners I, LLC                              DE
             Liberty Latin Partners, Inc.                            DE
             Liberty Latin Programming Ltd.                          CAYMAN
             Liberty Lightspan Holdings, Inc.                        CO
             Liberty Livewire Corporation                            DE
             Liberty Livewire LLC                                    DE
             Liberty LSAT II, Inc.                                   DE
             Liberty LSAT, Inc.                                      DE
             Liberty LWR, Inc.                                       DE
             Liberty MCNS Holdings, Inc.                             CO
             Liberty Media Corporation                               DE
             Liberty Media International Limited                     UK
             Liberty Media International, Inc.                       DE
             Liberty Medscholar, Inc.                                DE
             Liberty Meridian Holdings, Inc.                         DE
             Liberty Mexico DTH, Inc.                                CO
             Liberty MicroUnity Holdings, Inc.                       CO
             Liberty MLM, Inc.                                       DE
             Liberty MLP, Inc.                                       CO
             Liberty MovieCo, Inc.                                   CO
             Liberty Movies Australia Pty. Limited                   AUS
             Liberty Multicountry DTH, Inc.                          CO

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             Liberty NC II, Inc.                                     DE
             Liberty NC III, Inc.                                    DE
             Liberty NC IV, Inc.                                     DE
             Liberty NC, Inc.                                        DE
             Liberty NEA, Inc.                                       DE
             Liberty Newco International, Inc.                       DE
             Liberty Next, Inc.                                      DE
             Liberty Online Health KI Holdings, Inc.                 CO
             Liberty Online Health RN Holdings, Inc.                 CO
             Liberty Online Sports Holdings, Inc.                    CO
             Liberty Online Village  Holdings, Inc.                  CO
             Liberty PCLN, Inc.                                      DE
             Liberty PL, Inc.                                        DE
             Liberty PL2, Inc.                                       DE
             Liberty PL3, LLC                                        DE
             Liberty PL4, Inc.                                       DE
             Liberty Prime, Inc.                                     DE
             Liberty Programming Argentina, Inc.                     DE
             Liberty Programming Australia, Inc.                     CO
             Liberty Programming Company LLC                         DE
             Liberty Programming Development Corporation             WY
             Liberty Programming France, Inc.                        CO
             Liberty Programming Japan, Inc.                         DE
             Liberty Programming South America, Inc.                 DE
             Liberty Programming UK, Inc.                            DE
             Liberty QS, Inc.                                        DE
             Liberty QVC, Inc.                                       CO
             Liberty Replay, Inc.                                    DE
             Liberty Satellite & Technology, Inc.                    DE

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             Liberty Satellite, LLC                                  DE
             Liberty SEG Acquisition Sub, LLC                        DE
             Liberty SMTRK of Texas, Inc.                            CO
             Liberty SMTRK, LLC                                      DE
             Liberty Spanish Group, L.L.C.                           CO
             Liberty Spanish Holdings, Inc.                          CO
             Liberty Sports, Inc.                                    CO
             Liberty SRV, Inc.                                       DE
             Liberty SSP, Inc.                                       DE
             Liberty Starz, Inc.                                     CO
             Liberty TE, Inc.                                        DE
             Liberty Telemundo Stations, Inc.                        CO
             Liberty TelemundoNet, Inc.                              DE
             Liberty TIV, Inc.                                       DE
             Liberty Tower, Inc.                                     DE
             Liberty TP LLC                                          DE
             Liberty TP Management, Inc.                             DE
             Liberty TSAT, Inc.                                      DE
             Liberty TVGIA, Inc.                                     DE
             Liberty TVGOS, Inc.                                     CO
             Liberty TW, LLC                                         CO
             Liberty UK Holdings, Inc.                               CO
             Liberty UK Radio, Inc.                                  CO
             Liberty UK, Inc.                                        CO
             Liberty UPCOY, Inc.                                     DE
             Liberty UVSG, Inc.                                      CO
             Liberty VF, Inc.                                        DE
             Liberty Virtual I/O, Inc.                               CO
             Liberty WDIG, Inc.                                      DE

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             Liberty Webhouse, Inc.                                  DE
             Liberty WF Holdings LLC                                 DE
             Liberty WF, Inc.                                        DE
             Liberty XMSR, Inc.                                      DE
             Liberty/TINTA Australia, Inc.                           DE
             Liberty/TINTA Distribution, Inc.                        DE
             Liberty/TINTA LLC                                       DE
             Liberty/TINTA Middle East LLC                           DE
             Liberty/TINTA Sport Equity LLC                          DE
             Liberty/TINTA Transponder LLC                           DE
             Liberty/TINTA U.S. Deportiva LLC                        DE
             Liberty/TINTA World LLC                                 DE
             Livewire Network Services, LLC                          DE
             LMC Animal Planet, Inc.                                 CO
             LMC Bay Area Sports, Inc.                               CO
             LMC BET Holdings LLC                                    DE
             LMC BET, Inc.                                           CO
             LMC Capital LLC                                         DE
             LMC Denver Arena, Inc.                                  DE
             LMC Digital, Inc.                                       CO
             LMC Discovery, Inc.                                     CO
             LMC E! Entertainment, Inc.                              CO
             LMC Encore, Inc.                                        CO
             LMC IATV Events, LLC                                    DE
             LMC Information Services, Inc.                          NV
             LMC International, Inc.                                 CO
             LMC Music, Inc.                                         CO
             LMC Radio Ltd.                                          UK
             LMC Regional Sports, Inc.                               CO

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             LMC Request, Inc.                                       CO
             LMC SatCom, Inc.                                        GA
             LMC Sillerman, Inc.                                     CO
             LMC Silver King, Inc.                                   CO
             LMC Southeast Sports, Inc.                              CO
             LMC Sunshine, Inc.                                      CO
             LMC USA I, Inc.                                         DE
             LMC USA II, Inc.                                        DE
             LMC USA III, Inc.                                       DE
             LMC USA IV, Inc.                                        DE
             LMC USA IX, Inc.                                        DE
             LMC USA V, Inc.                                         DE
             LMC USA VI, Inc.                                        DE
             LMC USA VII, Inc.                                       DE
             LMC USA VIII, Inc.                                      DE
             LMC USA X, Inc.                                         DE
             LMC Wireless Holdings, Inc.                             DE
             LMC/LSAT Holdings, Inc.                                 DE
             LMI/LSAT Holdings, Inc.                                 DE
             LQ I, Inc.                                              CO
             LQ II, Inc.                                             CO
             LSAT Astro LLC                                          DE
             LSAT PCS, Inc.                                          DE
             LTWX I, Inc.                                            CO
             LTWX II, Inc.                                           CO
             LTWX III, Inc.                                          CO
             LTWX IV, Inc.                                           CO
             LTWX V, Inc.                                            CO
             LWIR HTV, Inc.                                          DE

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             MacNeil/Lehrer Productions [gp]                         NY
             Manhattan Transfer/Edit, Inc.                           DE
             MCNS Holdings, L.P.                                     DE
             MediaView LLC                                           CO
             Medscholar Digital Networks LLC                         DE
             Meridian Sound Corp.                                    DE
             Metropolis-Intercom S.A.                                CHL
             MGM Gold Networks (Asia) BV                             Netherlands
             MGM Gold Networks Asia, LLC                             DE
             Modern Music Magic, LLC                                 DE
             MSCL, Inc.                                              CA
             New LMC ARC, Inc.                                       DE
             OCV Iberia, SA
             OCV Singapore, Pte, LTD
             On Command (Thailand) Limited
             On Command Argentina, SRL
             On Command Canada, Inc.
             On Command Corporation                                  DE
             On Command Development Corporation                      DE
             On Command DO Brazil, LTDA
             On Command Europe Ltd.
             On Command Video Corp. Canada
             On Command Video Corporation                            DE
             On Command Video Costa Rico, Ltd.
             Paradigm Music Entertainment Company                    DE
             Pilot Programme Investments Limited                     UK
             POP Animation                                           CA
             Post Box Golden Square Limited                          UK

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             Pramer S.C.A.                                           ARG
             Princes Holdings, Ltd.                                  IRE
             QVC Investment, Inc.                                    CO
             Request Holdings, Inc.                                  DE
             RL Ingenius, Inc.                                       CO
             Royal Communications, Inc.                              CO
             RTV Associates, L.P. (lp)                               DE
             Rushes PostProduction Limited                           UK
             Santa Monica Financial, Inc.                            CA
             Satellite MGT, Inc.                                     DE
             Scandinavian Channel, Inc.                              CO
             Servicios Administrativos de Post Produccion S.A.
             de C.V.                                                 Mexico
             Soho 601 Digital Productions Limited                    UK
             Soho Group Limited                                      UK
             Soho Images Limited                                     UK
             SonicNet, Inc.                                          DE
             Sound One Corporation                                   NY
             Soundelux Hollywood II, LLC                             DE
             Soundelux Hollywood III, LLC                            DE
             Southern Satellite Systems, Inc.                        GA
             Spectradyne (Thailand) Limited                          Thailand
             Spectradyne Asia-Pacific Limited                        Hong Kong
             Spectradyne Australia PTY Limited                       New South Wales
             Spectradyne Canada
             Spectradyne International, Inc.                         DE
             Spectradyne Korea
             Spectradyne Mexico
             Spectradyne Singapore PTE Ltd.                          Singapore

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             SpectraVision of Canada, Inc.                           Ontario
             SpectraVision, Inc.                                     TX
             Starz Encore Group LLC                                  CO
             Studio Film and Video Holdings Limited                  UK
             SVC Television Limited                                  UK
             SVOD LLC                                                CO
             Symphonic Video LLC                                     DE                    Digital Symphony
             TCI Cathay TV, Inc.                                     CO
             TCI Communicaciones de Chile Uno Limitada               CHL
             TCI CT Holdings, Inc.                                   DE
             TCI CT Operations, Inc.                                 CO
             TCI CTrack Asset Corp.                                  CO
             TCI ETC Holdings, Inc.                                  DE
             TCI Poland, Inc.                                        CO
             TCI South America, SRL                                  ARG
             Tele-Cine Cell Group Limited                            UK
             Tele-Cine Limited                                       UK
             Tempo Satellite, Inc.                                   OK
             The Box Holland, B.V.                                   Netherlands
             The Box Music Network S.L.                              Spain
             The Box Worldwide, Inc.                                 FL
             The Box Worldwide-Europe, B.V.                          Netherlands
             The Post Edge, Inc.                                     FL
             The Triumph Switch Company LLC                          NY
             TiVo Inc.                                               DE
             Todd-AO Amusement Productions Services, LLC             CA                    Todd-AO Interactive
             Todd-AO DVD                                             CA
             Todd-AO Espana                                          CA
             Todd-AO Europe Holding Company Limited                  UK

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             Todd-AO Filmatic Limited                                UK
             Todd-AO Germany GmbH [LLC]                              Germany
             Todd-AO Hollywood Digital                               CA
             Todd-AO Studios                                         CA
             Todd-AO Studios East                                    NY
             Todd-AO Studios West                                    CA
             Todd-AO UK, Limited                                     UK
             Todd-AO Video Services                                  CA
             Triumph Communications & Fiber Services Inc.            NY
             Triumph Communications & Leasing Services Inc.          NY
             Triumph Communications, Inc.                            NY
             TruePosition of Louisiana, Inc.                         DE
             TruePosition, Inc.                                      DE
             TSAT Holding 1, Inc.                                    DE
             TSAT Holding 2, Inc.                                    DE
             TSAT Technologies, Inc.                                 CO
             TVI Limited                                             UK
             TVP Videodubbing Limited                                UK
             TW Holdings, L.L.C.                                     CO
             Video Jukebox Network Europe, Ltd.                      UK
             Video Rentals, Inc.                                     NJ
             Video Services Corporation                              NJ
             Vine Street Magic, LLC                                  DE
             Virgin Television de Mexico S.A. de C.V.                Mexico
             Visionair Television BV                                 NTH
             Visiontext Limited                                      UK
             Visualize                                               CA
             VSC Corporation                                         DE

                                                                     State
                                                                     of Inc.                Tradenames
                                                                     -------                ----------
             VSC Express Courier, Inc.                               NJ
             VSC LIMA CORP.                                          DE
             VSC MAL CORP.                                           DE
             VSDD Acquisition Corp.                                  DE
             Waterfront Communications Corporation                   NY
             WEAPH Ltd.                                              Singapore
             West One Television Limited                             UK
             Wisconsin Music Network, Inc.                           WI
             WOMP, Inc.                                              OH
             WSTV, Inc.                                              OH
             WXST, Inc.                                              DE
             X*PRESS Electronic Services, Ltd.                       CO
             X*PRESS Information Services, Ltd.                      CO
             XTV Limited                                             UK